DIREXION SHARES ETF TRUST

Direxion Daily Developed Markets Bear 3X Shares (DPK)
Direxion Daily Gold Miners Bull 3X Shares (NUGT)
Direxion Daily India Bull 3X Shares (INDL)
Direxion Daily Natural Gas Related Bear 3X Shares (GASX)
Direxion Daily Real Estate Bear 3X Shares (DRV)
Direxion Daily S&P 500® Bear 3X Shares (SPXS)
(formerly Direxion Daily Large Cap Bear 3X Shares)
Direxion Daily Semiconductor Bear 3X Shares (SOXS)

Supplement dated July 22, 2013 to the
Summary Prospectus, Prospectus and Statement of Additional Information (“SAI”)
dated February 28, 2013, as last supplemented May 16, 2013

The Board of Trustees of Direxion Shares ETF Trust (“Trust”) has approved a reverse split of the issued and outstanding shares of the Direxion Daily Developed Markets Bear 3X Shares, Direxion Daily Gold Miners Bull 3X Shares, Direxion Daily India Bull 3X Shares, Direxion Daily Natural Gas Related Bear 3X Shares, Direxion Daily Real Estate Bear 3X Shares, Direxion Daily S&P 500® Bear 3X Shares (formerly Direxion Daily Large Cap Bear 3X Shares) and the Direxion Daily Semiconductor Bear 3X Shares (each a “Fund”, collectively the “Funds”).

After the close of the markets on August 19, 2013, the Funds will affect reverse splits of their issued and outstanding shares as follows:

Fund Name	Reverse Split Ratio	Approximate decrease in total number of outstanding shares
Direxion Daily Semiconductor Bear 3X Shares	1 for 4	75%
Direxion Daily Real Estate Bear 3X Shares	1 for 4	75%
Direxion Daily Developed Markets Bear 3X Shares	1 for 4	75%
Direxion Daily India Bull 3X Shares	1 for 4	75%
Direxion Daily Natural Gas Related Bear 3X Shares	1 for 4	75%
Direxion Daily S&P 500® Bear 3X Shares	1 for 5	80%
Direxion Daily Gold Miners Bull 3X Shares	1 for 10	90%

As a result of this reverse split, every four, five or ten shares of a Fund will be exchanged for one share as indicated in the table above.  Accordingly, the total number of the issued and outstanding shares for the Funds will decrease by the approximate percentage indicated above.  In addition, the per share net asset value (“NAV”) and next day’s opening market price will be approximately four-, five- or ten-times higher for the Funds.  Shares of the Funds will begin trading on NYSE Arca, Inc. (“NYSE Arca”) on a split-adjusted basis on August 20, 2013 (the “Effective Date”).

The next day’s opening market value of the Funds’ issued and outstanding shares, and thus a shareholder’s investment value, will not be affected by the reverse split.  The tables below illustrate the effect of a hypothetical one for four, five and ten reverse splits anticipated for the Funds, as applicable and described above:

1 for 4 Reverse Split
Period	# of Shares Owned	Hypothetical NAV	Total Market Value
Pre-Split	120	$10	$1,200
Post-Split	30	$40	$1,200

1 for 5 Reverse Split
Period	# of Shares Owned	Hypothetical NAV	Total Market Value
Pre-Split	120	$10	$1,200
Post-Split	24	$50	$1,200

1 for 10 Reverse Split
Period	# of Shares Owned	Hypothetical NAV	Total Market Value
Pre-Split	120	$10	$1,200
Post-Split	12	$100	$1,200

The Trust’s transfer agent will notify the Depository Trust Company (“DTC”) of the reverse split and instruct DTC to adjust each shareholder’s investment(s) accordingly.  DTC is the registered owner of the Funds’ shares and maintains a record of the Funds’ record owners.

Redemption of Fractional Shares and Tax Consequences for the Reverse Split

As a result of the reverse split, a shareholder of a Fund’s shares potentially could hold a fractional share.  However, fractional shares cannot trade on the NYSE Arca.  Thus, a Fund will redeem for cash a shareholder’s fractional shares at the Fund’s split-adjusted NAV as of the Record Date.  Such redemption may have tax implications for those shareholders and a shareholder could recognize gain or loss in connection with the redemption of the shareholder’s fractional shares.  Otherwise, the reverse split will not result in a taxable transaction for holders of Fund shares.  No transaction fee will be imposed on shareholders for such redemption.

“Odd Lot” Unit

Also as a result of the reverse split, the Funds will have outstanding one aggregation of less than 50,000 shares to make a creation unit, or an “odd lot unit.”  Thus, the Funds will provide one authorized participant with a one-time opportunity to redeem the odd lot unit at the split-adjusted NAV or the NAV on such date the authorized participant seeks to redeem the odd lot unit.

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Please retain a copy of this Supplement with your Summary Prospectus, Prospectus and SAI.